UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Aire Drive, Bay Shore, New York		11706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 231-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2010, Gerald M. Czarnecki, who has served on the Board of Directors of Del Global Technologies Corp. (the “Company”) since 2003 and is Chairman of the Company’s Audit Committee and a member of each of the Company’s Compensation and Stock Option Committee, and Nominating and Governance Committee, submitted a letter to the Company’s Chairman tendering his resignation as a director effective April 1, 2010.

Mr. Czarnecki’s letter is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

99.1	Letter from Mr. Gerald M. Czarnecki dated February 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.
(Registrant)

Date: February 9, 2010	By:	/s/ Mark A. Zorko
Mark A. Zorko Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Mr. Gerald M. Czarnecki dated February 5, 2010.